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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: November 29, 1995
                       (Date of earliest event reported)



                          DLJ Mortgage Acceptance Corp.
             (Exact name of registrant as specified in its charter)


DELAWARE                            33-37812                     13-3460894
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(State or Other Juris-             (Commission                (I.R.S. Employer
diction of Incorporation)          File Number)              Identification No.)


                     140 BROADWAY, NEW YORK, NEW YORK                      10005
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               (Address of Principal Executive Office)                (Zip Code)


        Registrant's telephone number, including area code:(212) 504-3000






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Item 4.           ACQUISITION OR DISPOSITION OF ASSETS

          For a description of the Certificates and the Mortgage Pool, refer to the Pooling and Servicing Agreement.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a) FINANCIAL STATEMENTS.

         Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.


     (c) EXHIBITS



                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.             DESCRIPTION
-----------        -----------             -----------

        4.1                  4             Pooling and Servicing Agreement,
                                           dated as of November 1, 1995 amoung
                                           DLJ Mortgage Acceptance Corp., as
                                           depositor, Imperial Credit
                                           Industries, Inc., as master servicer,
                                           and Bankers Trust Company, as
                                           Trustee, Mortgage Pass-Through
                                           Certificates, Series 1995-5.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             DLJ MORTGAGE ACCEPTANCE CORP.



                                             By: /S/ PAUL NAJARIAN
                                                ---------------------------
                                             Name: Paul Najarian
                                             Title: Vice President




Dated:  November 29, 1995

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION                   FORMAT
-----------                         -----------                   ------
  4.1               Pooling and Servicing Agreement, dated         P*
                    as of November 1, 1995, among DLJ
                    Mortgage Acceptace, Corp., as depositor
                    Imperial Credit Industries, Inc. as
                    master servicer, and Bankers Trust
                    Company, as trustee, Mortgage
                    Pass-Through Certificates, Series
                    1995-5.

* The Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement has been filed on paper pursuant to a continuing hardship exemption from cetain electronic filing requirements.